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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 11, 2002
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                           EXCHANGE APPLICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



            DELAWARE 0-24679                             04-3338916
     (State or Other Jurisdiction                (Commission (IRS Employer
     of Incorporation)File Number)                  Identification No.)


                  89 South Street, Boston, Massachusetts 02111
               (Address of Principal Executive Offices) (ZIP Code)


        Registrant's telephone number, including area code (617) 737-2244
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ITEM 5. OTHER EVENTS.
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     On June 11, 2002, Exchange Applications, Inc., (the "Company") received a letter from the Nasdaq Listing Qualifications Panel (the "Panel") stating that the Panel determined to de-list the Company's securities from the Nasdaq Stock Market effective with the open of business on June 12, 2002. The Company was originally given notification of its failure to meet certain listing requirements because it had failed to meet the timely filing, market value of publicly held share and net tangible assets/shareholders' equity/market value of listed securities/total assets and total revenue requirements, as set forth in Nasdaq Marketplace Rules 4310(c)(14), 4450(a)(2) and 4450(a)(3)/4450(b)(1),
respectively. The Company had appealed the original decision to de-list the Company's securities at an oral hearing before the Panel on May 17, 2002. Despite the Company's stated request for continued inclusion on the Nasdaq National Market, the Panel determined to de-list the Company's securities. The Panel acknowledged that the Company had regained compliance with the filing requirement. However, the Panel was of the opinion that the Company failed to present a definitive plan that will enable it to evidence compliance with all requirements for continued listing on The Nasdaq National Market within a reasonable period of time and to sustain compliance with those requirements over the long term. In particular, the Panel was of the view that the Company's plan to satisfy the net tangible assets/shareholders' equity requirement is not yet definitive in nature and will likely require significant additional time to implement. However, given the pending grace period for the market value public float publicly held shares deficiency, the issue did not serve as a basis for its ultimate determination. Finally, the Panel observed that the Company does not currently satisfy all requirements for continued listing on The Nasdaq SmallCap Market.

     The Company's securities are eligible to trade on the OTC Bulletin Board. The Nasdaq Listing and Hearing Review Council (the "Listing Council") may, on its own motion, determine to review any Panel decision within 45 calendar days after issuance of the written decision. If the Listing Council determines to review this decision, it may affirm, modify, reverse, dismiss, or remand the decision to the Panel. The Company will be immediately notified in the event the Listing Council determines that this matter will be called for review.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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        (C) EXHIBITS.
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            Exhibit 99.1      Press release, dated June 13, 2002.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           EXCHANGE APPLICATIONS, INC.



                           By:  /s/ J. Christopher Wagner
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                                J. Christopher Wagner
                                Chief Executive Officer and President


Dated: June 13, 2002

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                                  EXHIBIT INDEX


Exhibit No.         Description
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Exhibit 99.1        Press release, dated June 13, 2002.